                                             ANNUAL REPORT  |  December 31, 2002

                                                                      The Strong

                                                            International Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]

                    Strong Asia Pacific Fund

        Strong Foreign MajorMarkets(SM) Fund

             Strong International Stock Fund

                        Strong Overseas Fund

                                                                   [STRONG LOGO]

                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                            International Equity

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Asia Pacific Fund ..................................... 2
     Strong Foreign MajorMarkets(SM) Fund ......................... 4
     Strong International Stock Fund .............................. 6
     Strong Overseas Fund ......................................... 8

Financial Information

     Schedules of Investments in Securities
          Strong Asia Pacific Fund ................................10
          Strong Foreign MajorMarkets(SM) Fund ....................11
          Strong International Stock Fund .........................12
          Strong Overseas Fund ....................................13
     Statements of Assets and Liabilities .........................15
     Statements of Operations .....................................17
     Statements of Changes in Net Assets ..........................19
     Notes to Financial Statements ................................21

Financial Highlights ..............................................26

Report of Independent Accountants .................................28

Directors and Officers ............................................29

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002

On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays -- particularly after experiencing the euphoria (and returns) of the 1990s -- historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world -- and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                        /s/ Dick Strong

Strong Asia Pacific Fund
================================================================================

Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from companies located in Asia or the Pacific Basin (excluding the U.S.). The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. Due to its investments in Asia or the Pacific Basin, the Fund will generally incur higher brokerage costs and foreign custody service fees than funds that principally invest in the U.S. or more established foreign countries. The Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                           Form 12-31-93 to 12-31-02

                              [CHART APPEARS HERE]

                           The Strong Asia                     Lipper Pacific
                             Pacific Fund          MSCI AP*  Region Funds Index*
Dec 93                         $10,000             $10,000            $10,000
Dec 94                         $ 9,473             $ 8,772            $ 9,475
Dec 95                         $10,035             $ 9,305            $ 9,729
Dec 96                         $10,246             $10,388            $ 9,994
Dec 97                         $ 7,071             $ 6,835            $ 7,278
Dec 98                         $ 6,849             $ 6,533            $ 7,064
Dec 99                         $13,426             $ 9,789            $12,597
Dec 00                         $ 8,466             $ 6,855            $ 8,179
Dec 01                         $ 7,407             $ 6,691            $ 6,716
Dec 02                         $ 6,831             $ 6,349            $ 6,154

   + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In terms of relative returns, the Fund performed well throughout the first half of the year, compared to its broad-based benchmark, the MSCI AP Index. Absolute returns, on the other hand, were more uneven as the Fund underperformed its broad-based benchmark over the 12-month reporting period. A strong gain in the first quarter was followed by a modest gain in the second, a sudden fall in the third, and then something of a recovery in the fourth quarter.

Two very different halves

The year ended December 31, 2002, was very much a story of two halves -- the direct result of the two conflicting environments in which Asian markets operated during the year. In the first six months of the year, the inherently good values of Asian markets attracted investors and led to significant price gains. The very different stage of the economic cycle at which Asia is positioned (in contrast with the U.S. and most European markets) asserted itself. The general recovery in Asia after years of recession and depression led it to significantly outperform the markets of the U.S. and Europe, where conditions were still enmeshed in the downturn that has followed years of growth.

Asia's recovery was more evident in some countries than others. Thailand and South Korea were the clear leaders, while Hong Kong and, of course, Japan, remained laggards. Signs of the turnaround included lower interest rates, firmer currencies, stronger consumer sentiment and spending, healthier financial systems, and the bottoming and, indeed, recovery of real estate markets.

     While these essentially domestic factors were positive and drove the markets in the first half of the year, in the second half -- especially in the third quarter -- largely external forces took over, exerting negative force. Among the greatest of these were terrorism and the fear of war, U.S. corporate scandals, a struggling U.S. economy, and ongoing fallout in the technology industry. The battering from this bad news finally cracked confidence in the Far East, at least temporarily, leading investors to take flight. Calmer sentiment did, however, return toward the end of the year.

     Our strategy in a changing market

     Despite the sharp contrast between the first and second halves of the year, one factor remained in evidence throughout the year: the disparity in performance among Asian markets was quite pronounced. As a result, the strategy that played the greatest role in the Fund's performance was our significant overweighting of markets that we felt very positively about compared to our broad-based benchmark and our underweighting in those countries where we had the greatest concern. Three Asian markets finished the year in significantly positive territory in U.S. dollar terms:
     Indonesia, Thailand, and New Zealand. We had sizable exposure to each of these. At the other end of the spectrum were a couple of markets that fell sharply over the year, most notably Hong Kong and Taiwan. We had minimal involvement in both of these markets.

     Another productive strategy for the Fund was our underweighting in the still-volatile technology sector compared to the MSCI AP Index, continuing a trend from 2001. As always, individual stock selection was also an important factor in our performance. While certainly not all our picks turned out as we would have wished, we do feel the greater breadth of our stock selection approach gave us access to some opportunities that were off the beaten path -- not speculative, but in territory into which most Asian funds rarely venture.

     Looking ahead to renewed interest

     With the U.S. economy still in a state of slow recovery and the threat of war imminent, it would be foolhardy to make overly precise predictions for the year ahead. What we can say is that we remain firm in our belief that over the longer term Asia can, as it did in 2002, provide less downside and more upside than other world markets. Once the currently difficult external environment calms down (though the timing of that change is uncertain), we strongly believe that U.S. and European investors will take note of Asia's inherent attractiveness as an investment.

     Thank you for your investment in the Strong Asia Pacific Fund.

     Anthony L.T. Cragg
     Portfolio Manager

Average Annual Total Returns
As of 12-31-02
------------------------------------------------------
          1-year                                -7.78%

          3-year                               -20.17%

          5-year                                -0.69%

          Since Fund Inception                  -4.15%
          (12-31-93)

     Equity funds are volatile investments and should only be considered for long-term goals.

     The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI AP is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.-dollar-adjusted. The Lipper Pacific Region Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the MSCI AP index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Foreign MajorMarkets(SM) Fund
================================================================================

On November 8, 2002, the Strong Foreign MajorMarkets(SM) Fund Board of Directors approved the reorganization of the Strong Foreign MajorMarkets(SM) Fund into the Strong Overseas Fund, subject to shareholder approval at a meeting scheduled for February 28, 2003. Effective November 29, 2002, the Fund was closed to new investors.

Your Fund's Approach

The Strong Foreign MajorMarkets(SM) Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks issued by companies whose principal headquarters are located in the countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index). The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                    Growth of an Assumed $10,000 Investment+
                            From 6-30-98 to 12-31-02

                              [CHART APPEARS HERE]


                                                                    Lipper
                 The Strong Foreign            MSCI              International
                MajorMarkets(SM) Fund       EAFE Index*           Funds Index*

Jun 98                 $10,000                $10,000               $10,000
Sep 98                 $ 8,470                $ 8,579               $ 8,422
Dec 98                 $ 9,980                $10,351               $ 9,728
Mar 99                 $ 9,900                $10,495               $ 9,853
Jun 99                 $11,060                $10,762               $10,400
Sep 99                 $11,260                $11,234               $10,750
Dec 99                 $14,211                $13,142               $13,409
Mar 00                 $14,384                $13,128               $13,491
Jun 00                 $13,021                $12,608               $12,857
Sep 00                 $11,399                $11,591               $11,914
Dec 00                 $10,577                $11,280               $11,435
Mar 01                 $ 9,171                $ 9,734               $ 9,943
Jun 01                 $ 9,258                $ 9,632               $10,002
Sep 01                 $ 7,971                $ 8,284               $ 8,506
Dec 01                 $ 8,467                $ 8,861               $ 9,225
Mar 02                 $ 8,207                $ 8,906               $ 9,451
Jun 02                 $ 8,022                $ 8,718               $ 9,273
Sep 02                 $ 6,413                $ 6,997               $ 7,454
Dec 02                 $ 6,717                $ 7,449               $ 7,949

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended December 31, 2002, the Fund underperformed its broad-based benchmark, the MSCI EAFE Index. The Fund benefited from its exposure to emerging markets, particularly Mexico and South Korea. On the other hand, underweightings in the U.K. and Japan hurt relative performance. Currency movements had a significant, positive impact on performance, as the euro, yen, and British pound all strengthened relative to the U.S. dollar.

Global markets under pressure

Despite interest-rate cuts and market rallies in the fourth quarter, the world's stock markets faced significant selling pressures for the third year in a row, with nearly all developed markets posting double-digit declines and all global sectors falling in value in 2002.

Three major issues dominated the global financial landscape throughout the year:

.. The sluggish global economy;

.. Geopolitical tensions -- particularly with Iraq; and

.. Corporate governance and accounting scandals.

As a result, corporate earnings were disappointing, and stock valuations fell around the world.

Asia was the best-performing region, supported by improving local economies such as South Korea and Thailand, expanding intra-regional trade (especially with China), and a weakening U.S. dollar that helped boost exports. Even Japan's stock market proved more resilient than the U.S. and European markets, despite that country's weak banking sector and poor consumer spending. Germany was the worst-performing of the developed markets, suffering from slowing exports, high real interest rates, and rising taxes.

One of the better-performing sectors, consumer staples, saw stocks fall only modestly, supported by these companies' defensive characteristics, such as solid balance sheets and good cash flows. Surprisingly, several of the traditionally defensive sectors, such as healthcare and utilities, provided little protection in this difficult year, while more economically sensitive sectors, such as materials and energy, experienced only minor declines. Information technology and telecommunication were the weakest sectors around the globe, continuing a trend begun in the first half of 2000.

Our focus on companies with fundamental strength

Throughout 2002, we maintained a cautious outlook on the world's economies and the prospects for a corporate earnings recovery. In selecting stocks for the portfolio, we placed our focus on companies that we believe have the ability to improve their earnings -- even in a difficult economic environment. In addition to balance-sheet strength, other positive characteristics we looked for included strong cash-flow growth and flexible operations. Several stocks in the consumer staples and energy sectors demonstrated these key qualities and, subsequently, contributed positively to the Fund's performance.

Other factors that played a role in our stock selection included new product flow, effective cost-containment measures, and management's ability to adjust to the competition. Japanese holdings Toyota Motor and Canon gained market share in their respective industries, and reported better-than-expected earnings. Ryanair of Ireland expanded its discount airline routes in Europe and exceeded analysts' forecasts for the year, while flagship national carriers struggled with heavy cost structures.

But 2002 was a year marked by its disappointments. For example, AA-rated insurer Swiss Re was battered along with other major financial services companies that had assets affected by the global stock market decline. Suez, the French water utility, saw its stock fall out of favor with investors due to its operations in troubled Brazil. And the rout of telecommunication stocks was all-encompassing, affecting even a well-diversified conglomerate like Hutchinson Whampoa.

The global outlook for 2003

In the coming year, we believe the key drivers for global stock market health are likely to be corporate profitability and improving labor market conditions. Rising profits would help to support stock prices, while stable employment would help to improve consumer confidence. Without progress in these two areas, we believe the global recovery will remain slow. In the near term, we feel world equity markets are likely to remain sensitive to news regarding geopolitical developments, corporate earnings, and monetary and fiscal policy.

We also believe that emerging markets offer good opportunities, given their low valuations and higher dividend yields. Within the established European equity markets, we expect investors to reward those companies that are able to deliver on their business goals, and turn away from those that fall short. In those markets where expectations for recovery are already muted -- Japan is one example -- there is the potential for positive surprises.

We thank you for your investment in the Strong Foreign MajorMarkets(SM) Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02
------------------------------------------------
   1-year                               -20.67%

   3-year                               -22.10%

   Since Fund Inception                  -8.45%
   (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE Index is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong International Stock Fund
================================================================================

On November 8, 2002, the Strong International Stock Fund Board of Directors approved the reorganization of the Strong International Stock Fund into the Strong Overseas Fund, subject to shareholder approval at a meeting scheduled for February 28, 2003. Effective February 8, 2002, the Fund was closed to new investors.

Your Fund's Approach

The Strong International Stock Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from any foreign company, which may include stocks from companies in emerging markets. The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                    Growth of an Assumed $10,000 Investment+
                             From 3-4-92 to 12-31-02

                              [CHART APPEARS HERE]

         The Strong International     MSCI EAFE     Lipper International
                Stock Fund              Index*          Funds Index*
Feb 92            $10,000              $10,000            $10,000
Dec 92            $ 9,820              $ 9,485            $ 9,495
Dec 93            $14,508              $12,573            $13,216
Dec 94            $14,282              $13,550            $13,118
Dec 95            $15,400              $15,069            $14,433
Dec 96            $16,660              $15,980            $16,516
Dec 97            $14,294              $16,264            $17,713
Dec 98            $13,288              $19,517            $19,955
Dec 99            $25,600              $24,779            $27,505
Dec 00            $16,224              $21,268            $23,457
Dec 01            $12,584              $16,708            $18,923
Dec 02            $10,042              $14,044            $16,306

     +This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices' performances were prorated for the month of March 1992.

      The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended December 31, 2002, the Fund underperformed its broad-based benchmark, the MSCI EAFE Index. The Fund benefited from its exposure to emerging markets, particularly Mexico and South Korea. On the other hand, underweightings in the U.K. and Japan, compared to the Fund's broad-based benchmark, hurt relative performance. Currency movements had a significant, positive impact on performance, as the euro, yen, and British pound all strengthened relative to the U.S. dollar.

Global markets under pressure

Despite interest-rate cuts and market rallies in the fourth quarter, the world's stock markets faced significant selling pressures for the third year in a row, with nearly all developed markets posting double-digit declines and all global sectors falling in value in 2002. Three major issues dominated the global financial landscape throughout the year:

.. The sluggish global economy;

.. Geopolitical tensions -- particularly with Iraq; and

.. Corporate governance and accounting scandals.

As a result, corporate earnings were disappointing, and stock valuations fell around the world.

Asia was the best-performing region, supported by improving local economies such as South Korea and Thailand, expanding intra-regional trade (especially with China), and a weakening U.S. dollar that helped boost exports. Even Japan's stock market proved more resilient than the U.S. and European markets, despite that country's weak banking sector and poor consumer spending. Germany was the worst-performing of the developed markets, suffering from slowing exports, high real interest rates, and rising taxes.

One of the better-performing sectors, consumer staples, saw stocks fall only modestly, supported by these companies' defensive characteristics, such as solid balance sheets and good cash flows. Surprisingly, several of the traditionally defensive sectors, such as healthcare and utilities, provided little protection in this difficult year, while more economically sensitive sectors, such as materials and energy, experienced only minor declines. Information technology and telecommunication were the weakest sectors around the globe, continuing a trend begun in the first half of 2000.

Our focus on companies with fundamental strength

Throughout 2002, we maintained a cautious outlook on the world's economies and the prospects for a corporate earnings recovery. In selecting stocks for the portfolio, we placed our focus on companies that we believe have the ability to improve their earnings -- even in a difficult economic environment. In addition to balance-sheet strength, other positive characteristics we looked for included strong cash-flow growth and flexible operations. Several stocks in the consumer staples and energy sectors demonstrated these key qualities and, subsequently, contributed positively to the Fund's performance.

Other factors that played a role in our stock selection included new product flow, effective cost-containment measures, and management's ability to adjust to the competition. Japanese holdings Toyota Motor and Canon gained market share in their respective industries, and reported better-than- expected earnings. Ryanair of Ireland expanded its discount airline routes in Europe and exceeded analysts' forecasts for the year, while flagship national carriers struggled with heavy cost structures.

But 2002 was a year marked by its disappointments. For example, AA-rated insurer Swiss Re was battered along with other major financial services companies that had assets affected by the global stock market decline. Suez, the French water utility, saw its stock fall out of favor with investors due to its operations in troubled Brazil. And the rout of telecommunication stocks was all-encompassing, affecting even a well-diversified conglomerate like Hutchinson Whampoa.

The global outlook for 2003

In the coming year, we believe the key drivers for global stock market health are likely to be corporate profitability and improving labor market conditions. Rising profits would help to support stock prices, while stable employment would help to improve consumer confidence. Without progress in these two areas, we believe the global recovery will remain slow. In the near term, we feel that world equity markets are likely to remain sensitive to news regarding geopolitical developments, corporate earnings, and monetary and fiscal policy.

We also believe that emerging markets offer good opportunities, given their low valuations and higher dividend yields. Within the established European equity markets, we expect investors to reward those companies that are able to deliver on their business goals, and turn away from those that fall short. In those markets where expectations for recovery are already muted -- Japan is one example -- there is the potential for positive surprises.

We thank you for your investment in the Strong International Stock Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

  1-year                           -20.20%
  3-year                           -26.80%
  5-year                            -6.82%
  10-year                            0.22%
  Since Fund Inception               0.04%
  (3-4-92)

Equity funds are volatile investments and should only be considered for long-term goals.

  The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

  From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

  An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

  * The MSCI EAFE Index is an unmanaged index generally representative of the major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund
================================================================================

Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets. The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                    Growth of an Assumed $10,000 Investment+
                            From 6-30-98 to 12-31-02

                                    [GRAPHIC]

                       The Strong           MSCI EAFE     Lipper International
                     Overseas Fund            Index*          Funds Index*
 Jun 98                 $10,000              $10,000            $10,000
 Jul 98                 $10,570              $10,101            $10,153
 Aug 98                 $ 9,290              $ 8,850            $ 8,693
 Sep 98                 $ 8,370              $ 8,579            $ 8,422
 Oct 98                 $ 8,200              $ 9,473            $ 9,042
 Nov 98                 $ 8,950              $ 9,958            $ 9,494
 Dec 98                 $10,460              $10,351            $ 9,728
 Jan 99                 $11,600              $10,320            $ 9,787
 Feb 99                 $11,080              $10,074            $ 9,535
 Mar 99                 $11,410              $10,495            $ 9,853
 Apr 99                 $11,420              $10,920            $10,312
 May 99                 $11,060              $10,358            $ 9,929
 Jun 99                 $12,240              $10,762            $10,400
 Jul 99                 $12,860              $11,082            $10,632
 Aug 99                 $12,800              $11,122            $10,716
 Sep 99                 $13,380              $11,234            $10,750
 Oct 99                 $14,370              $11,655            $11,125
 Nov 99                 $17,330              $12,060            $11,941
 Dec 99                 $20,530              $13,142            $13,409
 Jan 00                 $19,880              $12,307            $12,624
 Feb 00                 $23,430              $12,638            $13,457
 Mar 00                 $21,610              $13,128            $13,491
 Apr 00                 $19,310              $12,437            $12,636
 May 00                 $18,080              $12,134            $12,288
 Jun 00                 $19,040              $12,608            $12,857
 Jul 00                 $18,020              $12,080            $12,441
 Aug 00                 $18,520              $12,184            $12,651
 Sep 00                 $16,280              $11,591            $11,914
 Oct 00                 $15,170              $11,317            $11,509
 Nov 00                 $13,850              $10,893            $11,023
 Dec 00                 $13,660              $11,280            $11,435
 Jan 01                 $14,090              $11,274            $11,502
 Feb 01                 $12,770              $10,429            $10,695
 Mar 01                 $11,760              $ 9,734            $ 9,943
 Apr 01                 $12,720              $10,410            $10,548
 May 01                 $12,250              $10,043            $10,293
 Jun 01                 $11,980              $ 9,632            $10,002
 Jul 01                 $11,640              $ 9,457            $ 9,742
 Aug 01                 $11,360              $ 9,217            $ 9,547
 Sep 01                 $10,200              $ 8,284            $ 8,506
 Oct 01                 $10,410              $ 8,496            $ 8,737
 Nov 01                 $10,780              $ 8,809            $ 9,063
 Dec 01                 $11,044              $ 8,861            $ 9,225
 Jan 02                 $10,485              $ 8,391            $ 8,852
 Feb 02                 $10,434              $ 8,449            $ 8,976
 Mar 02                 $10,872              $ 8,906            $ 9,451
 Apr 02                 $10,861              $ 8,965            $ 9,518
 May 02                 $10,851              $ 9,079            $ 9,654
 Jun 02                 $10,485              $ 8,718            $ 9,273
 Jul 02                 $ 9,336              $ 7,857            $ 8,347
 Aug 02                 $ 9,305              $ 7,839            $ 8,354
 Sep 02                 $ 8,431              $ 6,997            $ 7,454
 Oct 02                 $ 8,654              $ 7,373            $ 7,841
 Nov 02                 $ 8,959              $ 7,708            $ 8,212
 Dec 02                 $ 8,837              $ 7,449            $ 7,949

     +This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended December 31, 2002, the Fund underperformed its broad-based benchmark, the MSCI EAFE Index. The Fund benefited from its exposure to emerging markets, particularly Mexico and South Korea. On the other hand, underweightings in the U.K. and Japan hurt relative performance. Currency movements had a significant, positive impact on performance, as the euro, yen, and British pound all strengthened relative to the U.S. dollar.

Global markets under pressure

Despite interest-rate cuts and market rallies in the fourth quarter, the world's stock markets faced significant selling pressures for the third year in a row, with nearly all developed markets posting double-digit declines and all global sectors falling in value in 2002. Three major issues dominated the global financial landscape throughout the year:

.. The sluggish global economy;
.. Geopolitical tensions -- particularly with Iraq; and .. Corporate governance and accounting scandals.

As a result, corporate earnings were disappointing, and stock valuations fell around the world.

Asia was the best-performing region, supported by improving local economies such as South Korea and Thailand, expanding intra-regional trade (especially with China), and a weakening U.S. dollar that helped boost exports. Even Japan's stock market proved more resilient than the U.S. and European markets, despite that country's weak banking sector and poor consumer spending. Germany was the worst-performing of the developed markets, suffering from slowing exports, high real interest rates, and rising taxes.

One of the better-performing sectors, consumer staples, saw stocks fall only modestly, supported by these companies' defensive characteristics, such as solid balance sheets and good cash flows. Surprisingly, several of the traditionally defensive sectors, such as healthcare and utilities, provided little protection in this difficult year, while more economically sensitive sectors, such as materials and energy, experienced only minor declines. Information technology and telecommunication were the weakest sectors around the globe, continuing a trend begun in the first half of 2000.

Our focus on companies with fundamental strength

Throughout 2002, we maintained a cautious outlook on the world's economies and the prospects for a corporate earnings recovery. In selecting stocks for the portfolio, we placed our focus on companies that we believed had the ability to improve their earnings even in a difficult economic environment. In addition to balance-sheet strength, other positive characteristics we looked for included strong cash-flow growth and flexible operations. Several stocks in the consumer staples and energy sectors demonstrated these key qualities and, subsequently, contributed positively to the Fund's performance.

Other factors that played a role in our stock selection included new product flow, effective cost-containment measures, and management's ability to adjust to the competition. Japanese holdings Toyota Motor and Canon gained market share in their respective industries, and reported better-than-expected earnings. Ryanair of Ireland expanded its discount airline routes in Europe and exceeded analysts' forecasts for the year, while flagship national carriers struggled with heavy cost structures.

But 2002 was a year marked by its disappointments. For example, AA-rated insurer Swiss Re was battered along with other major financial services companies that had assets affected by the global stock market decline. Suez, the French water utility, saw its stock fall out of favor with investors due to its operations in troubled Brazil. And the rout of telecommunication stocks was all-encompassing, affecting a well-diversified conglomerate like Hutchinson Whampoa.

The global outlook for 2003

In the coming year, we believe the key drivers for global stock market health are likely to be corporate profitability and improving labor market conditions. Rising profits would help to support stock prices, while stable employment would help to improve consumer confidence. Without progress in these two areas, we believe the global recovery will remain slow. In the near term, we feel world equity markets are likely to remain sensitive to news regarding geopolitical developments, corporate earnings, and monetary and fiscal policy.

We also believe that emerging markets offer good opportunities, given their low valuations and higher dividend yields. Within the established European equity markets, we expect investors to reward those companies that are able to deliver on their business goals, and turn away from those that fall short. In those markets where expectations for recovery are already muted--Japan is one example--there is the potential for positive surprises.

We thank you for your investment in the Strong Overseas Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

1-year                                    -19.98%
3-year                                    -24.49%
Since Fund Inception                       -2.71%
(6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

     The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.- only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE Index is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                        December 31, 2002
--------------------------------------------------------------------------------

                            STRONG ASIA PACIFIC FUND

                                                     Shares or
                                                     Principal            Value
                                                        Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.3%
Australia 7.7%
BHP Billiton, Ltd.                                     165,823      $   944,053
Coca-Cola Amatil, Ltd.                                 283,811          838,929
MIM Holdings, Ltd.                                     820,000          694,506
Newcrest Mining, Ltd.                                  337,413        1,362,636
Smorgan Steel Group, Ltd.                            1,010,000          594,834
                                                                    -----------
                                                                      4,434,958

Bermuda 2.6%
Jardine Strategic Holdings, Ltd.                       230,000          591,100
Star Cruises, Ltd. (b)                               3,138,700          898,085
                                                                    -----------
                                                                      1,489,185

China 4.4%
The China Heartland Fund, Ltd. (b) (f)                  19,732          177,391
Hainan Meilan Airport Company, Ltd. (b)              1,650,000          777,573
PetroChina Company, Ltd.                             5,900,000        1,172,691
United Food Holdings, Ltd.                           2,000,000          403,668
                                                                    -----------
                                                                      2,531,323

Hong Kong 3.7%
China Merchants Hai Hong Holdings                    1,400,000          978,419
Fountain Set Holdings, Ltd.                          1,000,000          551,402
Hong Kong Exchanges & Clearing, Ltd.                   471,000          591,898
                                                                    -----------
                                                                      2,121,719

India 6.5%
Icici Bank, Ltd. (b)                                   200,000          588,309
Indian Capital Fund PCC (Acquired
  6/12/97-1/31/00; Cost $447,154) (b) (c) (f)           30,792          272,201
Infosys Technologies, Ltd.                               9,000          896,459
Morgan Stanley India Investment Fund, Inc.              60,000          596,400
Dr.Reddy's Laboratories,  Ltd.                          75,000        1,406,289
                                                                    -----------
                                                                      3,759,658

Indonesia 5.3%
Astra International Tbk PT (b)                       1,600,000          563,759
Bank Central Asia Tbk PT                             3,000,000          838,926
Surya Citra Media                                    6,882,500          442,666
Telekomunikasi Indonesia Tbk PT                      2,800,000        1,205,817
                                                                    -----------
                                                                      3,051,168

Japan 16.7%
Advantest Corporation                                   20,000          896,151
Bridgestone Corporation                                 90,000        1,114,293
Fuji Heavy Industries, Ltd.                            170,000          672,955
Jafco Company, Ltd.                                     10,000          432,073
Kyocera Corporation                                     10,200          593,633
Mitsubishi Heavy Industries, Ltd.                      485,000        1,184,621
Nippon Yusen Kabushiki Kaisha                          295,000          993,851
Nomura Holdings, Inc.                                   90,000        1,011,202
Oriental Land Company, Ltd.                             17,800        1,077,925
Shiseido Company, Ltd.                                  39,400          512,037
Toshiba Corporation (b)                                345,000        1,080,940
                                                                    -----------
                                                                      9,569,681

Malaysia 6.1%
Arab-Malaysian Corporation BHD (b)                   3,600,000          871,694
IOI Corporation BHD                                    480,000          701,145
Pernas International Holdings BHD (b)                2,500,000          378,339
Perusahaan Otomobil Nasional BHD                       250,000          579,023
SP Setia BHD                                         1,494,999          964,008
                                                                    -----------
                                                                      3,494,209

New Zealand 3.9%
Fletcher Building, Ltd.                                651,032        1,142,385
Waste Management NZ, Ltd.                              700,000        1,096,314
                                                                    -----------
                                                                      2,238,699

Papua New Guinea 1.9%
Lihir Gold, Ltd. (b)                                 1,370,000        1,106,544
Philippines 0.9%
Filinvest Land, Inc. (b)                            32,375,000          503,395

Singapore 12.3%
Citiraya Industries, Ltd. (b)                        2,000,000          484,400
Cycle & Carriage, Ltd.                                 448,350          879,067
DBS Group Holdings, Ltd.                               160,000        1,014,935
Goucoland, Ltd.                                      1,180,000          483,133
Haw Par Corporation, Ltd.                              296,000          556,462
Hong Leong Asia, Ltd.                                1,250,000          684,793
Hotel Properties, Ltd.                               1,137,000          609,775
Hyflux, Ltd.                                         1,300,000          832,132
Lindeteves-Jacoberg, Ltd.                            2,300,000          901,909
Singapore Exchange, Ltd.                               835,000          592,267
                                                                    -----------
                                                                      7,038,873

South Korea 4.2%
Dasan Networks, Inc.   (b)                              47,202          382,138
Hyundai Heavy Industries
  Company, Ltd. (b)                                     46,000          738,995
Hyundai Securities Company                             162,000          782,813
Samsung Electronics                                      2,000          529,600
                                                                    -----------
                                                                      2,433,546

Taiwan 2.3%
EVA Airways Corporation (b)                          1,389,680          588,405
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                      103,000          726,150
                                                                    -----------
                                                                      1,314,555

Thailand 8.1%
Advanced Info Service Public Company, Ltd.             740,000          614,090
Bankok Dusit Medical Services Public
  Company, Ltd.                                        325,600          287,205
Delta Electronics Public Company, Ltd.                 980,000          642,642
Golden Land Property
  Development PCL (b)                                1,282,600          276,140
Home Product Center PCL (b)                         12,500,000          667,363
Italian-Thai Development PCL (b)                     1,100,000          497,911
Land & House PCL                                        75,000          140,146
PTT Exploration and Production PCL                     335,000          913,707
Thai Airways International PCL (d)                     850,000          628,917
                                                                    -----------
                                                                      4,668,121

United Kingdom 2.7%
Dickenson Legg Group PLC (b) (d)                     2,146,498        1,314,288
Guinness Peat Group PLC (b)                            316,608          224,466
                                                                    -----------
                                                                      1,538,754
--------------------------------------------------------------------------------
Total Common Stocks (Cost $54,880,771)                               51,294,388
--------------------------------------------------------------------------------
Corporate Bonds 0.0%
New Zealand
Fletcher Building, Ltd. Corporate Notes,
  8.60%, Due 3/15/08                               $    20,000           10,476
--------------------------------------------------------------------------------
Total Corporate Bonds  (Cost $10,050)                                    10,476
--------------------------------------------------------------------------------
Warrants 0.4%
Luxembourg 0.4%
BNP Toshiba Corporation, Expire 2/08/05                    450          267,188

Thailand 0.0%
Home Products, Inc., Expire 7/25/05                  3,125,000                0
--------------------------------------------------------------------------------
Total Warrants (Cost $388,125)                                          267,188
--------------------------------------------------------------------------------
Short-Term Investments (a) 7.0%
United States
Societe Generale Time Deposit                        4,000,000        4,000,000
U.S. Cayman Eurodollar Call Deposit                     14,403           14,402

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,014,403)                      $  4,014,402
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $59,293,349) 96.7%              55,586,454
Other Assets and Liabilities, Net 3.3%                                 1,871,297
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $ 57,457,751
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

--------------------------------------------------------------------------------
                                                             Unrealized
                             Settlement        Value        Appreciation/
                                Date          in USD       (Depreciation)
--------------------------------------------------------------------------------
Sold:
369,300,000 JPY              4/15/2003     $ 3,122,780       ($122,780)
368,340,000 JPY              6/13/2003       3,121,411        (121,411)

                      STRONG FOREIGN MAJORMARKETS/SM/ FUND

                                                Shares or
                                                Principal            Value
                                                  Amount            (Note 2)
--------------------------------------------------------------------------------
Common Stock 95.2%
Australia 2.0%
BHP Billiton, Ltd.                                6,600           $     37,575
BHP Steel, Ltd. (b)                               1,600                  2,899
                                                                  ------------
                                                                        40,474

Belgium 1.7%
Fortis (b)                                        1,900                 33,503

Canada 5.2%
Bank of Nova Scotia                                 650                 21,890
Encana Corporation                                1,600                 49,771
TransCanada PipeLines, Ltd.                       2,200                 32,034
                                                                  ------------
                                                                       103,695

Denmark 1.6%
Danske Bank A/S                                   1,900                 31,442

Finland 1.3%
UPM-Kymmene Oyj                                     800                 25,904

France 14.6%
Accor SA                                            800                 24,233
BNP Paribas SA                                      800                 32,605
Essilor International SA                            650                 26,778
Groupe Danone                                       380                 51,132
L'Oreal SA                                          400                 30,460
Suez SA                                           1,600                 27,777
Thales SA                                         1,500                 39,722
TotalFinaElf SA                                     400                 57,140
                                                                  ------------
                                                                       289,847

Germany 5.1%
Adidas-Salomon AG                                   270                 22,955
E.On AG                                             650                 26,232
Medion AG                                           240                  8,502
Muenchener Rueckversicherungs-Gesellschaft AG       115                 13,748
Puma AG                                             250                 17,064
Schering AG                                         300                 13,052
                                                                  ------------
                                                                       101,553

Hong Kong 3.0%
Hutchison Whampoa, Ltd.                           5,100                 31,915
Swire Pacific, Ltd. A Shares                      7,000                 26,749
                                                                  ------------
                                                                        58,664

Ireland 2.4%
Bank of Ireland                                  1,500                  15,413
Ryanair Holdings PLC ADR (b)                       800                  31,328
                                                                  ------------
                                                                        46,741

Italy 5.4%
Credito Italiano SA                              6,300                  25,193
ENI Spa                                          3,300                  52,475
Parmalat Finanziaria Spa                        12,200                  29,068
                                                                  ------------
                                                                       106,736

Japan 20.7%
Ajinomoto Company, Inc.                          2,700                  28,176
Canon, Inc.                                      1,000                  37,649
East Japan Railway Company                           8                  39,687
Fuji Photo Film                                  1,000                  32,595
Honda Motor Company, Ltd.                          700                  25,882
KOMATSU, LTD.                                    7,500                  24,446
Lawson, Inc.                                     1,000                  24,088
Mitsubishi Heavy Industries, Ltd.               12,000                  29,310
Nippon Steel Corporation                        15,000                  17,561
SECOM Company, Ltd.                                710                  24,338
Sony Corporation                                   800                  33,420
Tokyo Gas Company, Ltd.                         11,000                  34,465
Toppan Printing Company, Ltd.                    3,200                  24,068
Toyota Motor Corporation                         1,250                  33,585
                                                                  ------------
                                                                       409,270

Netherlands 3.8%
Koninklijke Philips Electronics NV Sponsored
   ADR - New York Registry Shares                  400                   7,072
Royal Dutch Petroleum Company                      700                  30,814
STMicroelectronics NV                              900                  17,646
Wolters Kluwer NV                                1,100                  19,166
                                                                  ------------
                                                                        74,698

Singapore 1.0%
DBS Group Holdings, Ltd.                         3,200                  20,299

Spain 3.2%
ACS, Actividades de Construccion y                 800                  25,736
Servicios SA
Banco Santander Central Hispano SA               3,800                  26,085
Telefonica SA Sponsored ADR (b)                    400                  10,628
                                                                  ------------
                                                                        62,449

Sweden 3.0%
Autoliv, Inc.                                    2,400                  49,355
Sandvik AB                                         500                  11,204
                                                                  ------------
                                                                        60,559

Switzerland 5.3%
Givaudan SA                                         60                  26,927
Nestle SA                                          150                  31,813
Novartis AG Sponsored ADR                          700                  25,711
Swiss Reinsurance                                  300                  19,696
                                                                  ------------
                                                                       104,147

United Kingdom 15.9%
Anglo American PLC                               2,300                  34,331
BP PLC Sponsored ADR                             1,000                  40,650
Boots Company PLC                                2,540                  23,983
Compass Group PLC                                3,200                  17,015
Diageo PLC                                       2,100                  22,840
Exel PLC                                         3,200                  35,474
GlaxoSmithKline PLC Sponsored ADR                  600                  22,476
HSBC Holdings PLC                                2,500                  27,330
Royal Bank of Scotland PLC (b)                   1,400                  33,511
Tesco PLC                                        9,400                  29,320
Vodafone Group PLC                              15,200                  27,695
                                                                  ------------
                                                                       314,625
------------------------------------------------------------------------------
Total Common Stocks (Cost $1,948,196)                                1,884,606
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                STRONG FOREIGN MAJORMARKETS(SM) FUND (continued)

                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 4.7%
Repurchase Agreements
United States
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds $92,905);
  Collateralized by: United States Government
  & Agency Issues (e)                                    $   92,900  $   92,900
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $92,900)                              92,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,041,096) 99.9%               1,977,506
Other Assets and Liabilities, Net 0.1%                                    1,571
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $ 1,979,077
================================================================================

                        STRONG INTERNATIONAL STOCK FUND

                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.0%
Australia 2.2%
BHP Billiton, Ltd.                                          159,138  $  905,994
BHP Steel, Ltd. (b)                                          31,827      57,661
                                                                     ----------
                                                                        963,655

Belgium 1.6%
Fortis                                                       40,000     705,331

Brazil 1.3%
Companhia Vale do Rio Doce Sponsored ADR                     20,500     592,655

Canada 4.8%
Bank of Nova Scotia                                          12,000     404,122
Encana Corporation                                           33,116   1,030,135
TransCanada PipeLines, Ltd.                                  47,000     684,370
                                                                     ----------
                                                                      2,118,627

Denmark 1.2%
Danske Bank A/S                                              33,000     546,103

Finland 1.2%
UPM-Kymmene Oyj                                              16,000     518,083

France 14.2%
Accor SA                                                     22,000     666,412
BNP Paribas SA                                               17,500     713,229
Essilor International SA                                     12,000     494,362
Groupe Danone                                                 8,900   1,197,573
L'Oreal SA                                                    7,000     533,039
Suez SA                                                      32,000     555,532
Thales SA                                                    29,600     783,850
TotalFinaElf SA                                               8,600   1,228,515
TotalFinaElf SA Sponsored ADR                                 2,350     168,025
                                                                     ----------
                                                                      6,340,537

Germany 5.1%
Adidas-Salomon AG                                             5,670     482,050
E.On AG                                                      15,500     625,535
Medion AG                                                     5,800     205,459
Muenchener Rueckversicherungs-Gesellschaft AG                 2,520     301,265
Puma AG                                                       4,780     326,261
Schering AG                                                   7,700     334,996
                                                                     ----------
                                                                      2,275,566

Hong Kong 2.5%
Hutchison Whampoa, Ltd.                                     108,000     675,840
Swire Pacific, Ltd. A Shares                                111,000     424,169
                                                                     ----------
                                                                      1,100,009

Ireland 2.1%
Bank of Ireland                                              22,000     226,063
Connemara Green Marble Quarries PLC
   (Acquired 11/21/96-6/20/97;
   Cost $635,000) (b) (c) (d) (f)                           254,000           0
Ryanair Holdings PLC ADR (b)                                 18,000     704,880
                                                                     ----------
                                                                        930,943

Italy 5.1%
Credito Italiano SA                                         134,000     535,863
ENI Spa                                                      73,000   1,160,805
Parmalat Finanziaria Spa                                    245,000     583,735
                                                                     ----------
                                                                      2,280,403

Japan 19.9%
Ajinomoto Company, Inc.                                      47,500     495,683
Canon, Inc.                                                  28,200   1,061,686
East Japan Railway Company                                      154     763,969
Fuji Photo Film                                              24,400     795,317
Honda Motor Company, Ltd.                                    10,000     369,746
KOMATSU, LTD.                                               155,000     505,222
Lawson, Inc.                                                 17,000     409,501
Mitsubishi Heavy Industries, Ltd.                           298,800     729,824
Nippon Steel Corporation                                    325,000     380,485
SECOM Company, Ltd.                                          16,400     562,183
Sony Corporation                                             16,000     668,407
Tokyo Gas Company, Ltd.                                     255,600     800,836
Toppan Printing Company, Ltd.                                72,000     541,531
Toyota Motor Corporation                                     29,000     779,163
                                                                     ----------
                                                                      8,863,553

Mexico 2.9%
America Movil SA de CV                                      297,000     213,863
Telefonos de Mexico SA de CV                                382,000     612,454
Wal-Mart de Mexico SA de CV                                 200,000     447,876
                                                                     ----------
                                                                      1,274,193

Netherlands 4.6%
Koninklijke Philips Electronics NV
Sponsored
   ADR - New York Registry Shares                            11,000     194,480
Royal Dutch Petroleum Company                                20,400     898,008
STMicroelectronics NV                                        11,300     221,554
STMicroelectronics NV - New York
   Registry Shares                                            9,100     177,541
Wolters Kluwer NV                                            32,700     569,744
                                                                     ----------
                                                                      2,061,327

Singapore 1.0%
DBS Group Holdings, Ltd.                                     72,000     456,721

South Korea 2.1%
KT Corporation Sponsored ADR                                 22,000     474,100
Kookmin Bank Sponsored ADR                                    6,500     229,775
Samsung Electronics                                             900     238,320
                                                                     ----------
                                                                        942,195

Spain 2.8%
ACS, Actividades de Construccion
   y Servicios SA                                           17,500      562,979
Banco Santander Central Hispano SA                          59,500      408,431
Telefonica SA (b)                                            2,253       20,171
Telefonica SA Sponsored ADR (b)                              9,816      260,811
                                                                     ----------
                                                                      1,252,392

Sweden 3.3%
Autoliv, Inc.                                               60,500    1,244,168
Sandvik AB                                                  10,500      235,285
                                                                     ----------
                                                                      1,479,453

Switzerland 5.6%
Givaudan SA                                                  1,100      493,666
Nestle SA                                                    3,590      761,397

--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Novartis AG Sponsored ADR                                20,900      $   767,657
Swiss Reinsurance                                         7,500          492,400
                                                                     -----------
                                                                       2,515,120
Taiwan 0.3%
ASE Test, Ltd. (b)                                       37,000          148,000

United Kingdom 15.2%
Anglo American PLC                                       56,000          835,886
BP PLC Sponsored ADR                                     22,800          926,820
Boots Company PLC                                        52,400          494,772
Compass Group PLC                                        81,100          431,232
Diageo PLC                                               42,000          456,804
Exel PLC                                                 75,500          836,974
GlaxoSmithKline PLC Sponsored ADR                        14,500          543,170
HSBC Holdings PLC                                        31,300          342,167
Royal Bank of Scotland PLC (b)                           32,000          765,968
Tesco PLC                                               162,000          505,303
Vodafone Group PLC                                      350,000          637,720
                                                                     -----------
                                                                       6,776,816
--------------------------------------------------------------------------------
Total Common Stocks (Cost $52,051,856)                                44,141,682
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.0%
Repurchase Agreements
United States
State Street Bank (Dated 12/31/02), 1.00%, Due
   1/02/03 (Repurchase $5,400); proceeds
   Collateralized by: United States
   Government & Agency Issues (e)                      $  5,400            5,400
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,400)                                 5,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $52,057,256) 99.0%              44,147,082
Other Assets and Liabilities, Net 1.0%                                   431,906
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $44,578,988
================================================================================

STRONG OVERSEAS FUND
--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal          Value
                                                        Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 92.7%
Australia 2.1%
BHP Billiton, Ltd.                                      290,122      $ 1,651,704
BHP Steel, Ltd. (b)                                      44,864           81,280
                                                                     -----------
                                                                       1,732,984
Belgium 1.6%
Fortis (b)                                               76,800        1,354,236

Brazil 1.2%
Companhia Vale do Rio Doce Sponsored ADR                 33,700          974,267

Canada 4.6%
Bank of Nova Scotia                                      20,700          697,111
Encana Corporation                                       65,539        2,038,713
TransCanada PipeLines, Ltd.                              77,850        1,133,579
                                                                     -----------
                                                                       3,869,403
Denmark 1.4%
Danske Bank A/S                                          73,300        1,213,010

Finland 1.1%
UPM-Kymmene Oyj                                          27,600          893,692

STRONG OVERSEAS FUND (continued)
--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal         Value
                                                        Amount          (Note 2)
--------------------------------------------------------------------------------
France 12.7%
Accor SA                                                 32,700     $    990,530
BNP Paribas SA                                           30,300        1,234,906
Essilor International SA                                 22,300          918,688
Groupe Danone                                            14,840        1,996,851
L'Oreal SA                                               12,700          967,086
Suez SA                                                  59,300        1,029,471
Thales SA                                                48,100        1,273,756
TotalFinaElf SA                                          15,400        2,199,899
TotalFinaElf SA Sponsored ADR                             1,800          128,700
                                                                    ------------
                                                                      10,739,887

Germany 4.9%
Adidas-Salomon AG                                        10,000          850,176
E.On AG                                                  27,100        1,093,678
Medion AG                                                10,900          386,122
Muenchener Rueckversicherungs-Gesellschaft AG             4,350          520,040
Puma AG                                                   9,920          677,094
Schering AG                                              13,300          578,629
                                                                    ------------
                                                                       4,105,739

Hong Kong 2.6%
Hutchison Whampoa, Ltd.                                 200,000        1,251,555
Swire Pacific, Ltd. A Shares                            253,500          968,711
                                                                    ------------
                                                                       2,220,266

Ireland 2.1%
Bank of Ireland                                          39,800          408,968
Ryanair Holdings PLC ADR (b)                             34,300        1,343,188
                                                                    ------------
                                                                       1,752,156

Italy 4.9%
Credito Italiano SA                                     242,400          969,352
ENI Spa                                                 130,600        2,076,728
Parmalat Finanziaria Spa                                460,000        1,095,992
                                                                    ------------
                                                                       4,142,072

Japan 19.0%
Ajinomoto Company, Inc.                                  90,000          939,190
Canon, Inc.                                              46,000        1,731,828
East Japan Railway Company                                  274        1,359,269
Fuji Photo Film                                          42,000        1,368,988
Honda Motor Company, Ltd.                                22,300          824,535
KOMATSU, LTD.                                           276,500          901,251
Lawson, Inc.                                             30,800          741,919
Mitsubishi Heavy Industries, Ltd.                       570,000        1,392,234
Nippon Steel Corporation                                709,000          830,043
SECOM Company, Ltd.                                      26,500          908,406
Sony Corporation                                         30,100        1,257,441
Tokyo Gas Company, Ltd.                                 414,000        1,297,128
Toppan Printing Company, Ltd.                           126,300          949,936
Toyota Motor Corporation                                 54,700        1,469,662
                                                                    ------------
                                                                      15,971,830

Mexico 2.9%
America Movil SA de CV                                  622,000          447,888
Telefonos de Mexico SA de CV                            747,000        1,197,652
Wal-Mart de Mexico SA de CV                             370,500          829,691
                                                                    ------------
                                                                       2,475,231

Netherlands 3.6%
Koninklijke Philips Electronics NV Sponsored
   ADR - New York Registry Shares                        18,000          318,240
Royal Dutch Petroleum Company                            29,300        1,289,786
STMicroelectronics NV                                    30,100          590,157
STMicroelectronics NV - New York Registry
   Shares                                                 4,400           85,844
Wolters Kluwer NV                                        43,500          757,916
                                                                    ------------
                                                                       3,041,943
Singapore 0.9%
DBS Group Holdings, Ltd.                                124,500          789,747

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                        STRONG OVERSEAS FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
South Korea 2.0%
KT Corporation Sponsored ADR                               40,400   $   870,620
Kookmin Bank Sponsored ADR                                 11,300       399,455
Samsung Electronics                                         1,600       423,680
                                                                    -----------
                                                                      1,693,755

Spain 2.7%
ACS, Actividades de Construccion y Servicios SA            34,500     1,109,873
Banco Santander Central Hispano SA                         88,600       608,184
Telefonica SA (b)                                           1,073         9,607
Telefonica SA Sponsored ADR (b)                            18,923       502,784
                                                                    -----------
                                                                      2,230,448

Sweden 2.9%
Autoliv, Inc.                                              99,900     2,054,419
Sandvik AB                                                 18,000       403,345
                                                                    -----------
                                                                      2,457,764

Switzerland 4.9%
Givaudan SA                                                 2,020       906,551
Nestle SA                                                   6,170     1,308,585
Novartis AG Sponsored ADR                                  30,520     1,121,000
Swiss Reinsurance                                          12,100       794,405
                                                                    -----------
                                                                      4,130,541

Taiwan 0.2%
ASE Test, Ltd. (b)                                         49,300       197,200

United Kingdom 14.4%
Anglo American PLC                                         99,300     1,482,204
BP PLC Sponsored ADR                                       42,300     1,719,495
Boots Company PLC                                          93,700       884,736
Compass Group PLC                                         110,500       587,561
Diageo PLC                                                 73,500       799,406
Exel PLC                                                  128,500     1,424,518
GlaxoSmithKline PLC Sponsored ADR                          27,800     1,041,388
HSBC Holdings PLC                                          80,000       874,550
Royal Bank of Scotland PLC (b)                             50,900     1,218,368
Tesco PLC                                                 305,900       954,149
Vodafone Group PLC                                        629,000     1,146,075
                                                                    -----------
                                                                     12,132,450
--------------------------------------------------------------------------------
Total Common Stocks (Cost $82,746,569)                               78,118,621
--------------------------------------------------------------------------------
Short-Term Investments (a) 8.5%
Repurchase Agreements
United States
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $7,185,999); Collateralized by: United
   States Government & Agency Issues (e)              $ 7,185,600     7,185,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,185,600)                        7,185,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $89,932,169) 101.2%            85,304,221
Other Assets and Liabilities, Net (1.2%)                             (1,052,815)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $84,251,406
================================================================================
CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
JPY -- Japanese Yen

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) Restricted security.
(d) Affiliated issuer (See Note 8 of Notes to Financial Statements).
(e) See Note 2 (J) of Notes to Financial Statements.
(f) Illiquid security.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002



                                                                                  (In Thousands, Except Per Share Amounts)

                                                                                               Strong Foreign        Strong
                                                                                Strong Asia   MajorMarkets(SM)    International
                                                                                Pacific Fund        Fund            Stock Fund
                                                                                ------------  ----------------  ---------------
Assets:
  Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $58,181, $2,041 and $51,422, respectively)       $ 53,643           $ 1,978         $ 44,147
     Affiliated Issuers (Cost of $1,112, $0 and $635, respectively)                    1,943                --               --
  Receivable for Securities Sold                                                       2,248                --              586
  Receivable for Fund Shares Sold                                                          5                --               --
  Dividends and Interest Receivable                                                       44                 4               88
  Other Assets                                                                            31                 4                7
                                                                                ------------  ----------------  ---------------
  Total Assets                                                                        57,914             1,986           44,828

Liabilities:
  Payable for Securities and Forward Foreign Currency Contracts Purchased                320                 4               87
  Payable for Fund Shares Redeemed                                                        46                --               56
  Accrued Operating Expenses and Other Liabilities                                        90                 3              106
                                                                                ------------  ----------------  ---------------
  Total Liabilities                                                                      456                 7              249
                                                                                ------------  ----------------  ---------------
Net Assets                                                                          $ 57,458           $ 1,979         $ 44,579
                                                                                ============  ================  ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                     $ 79,155           $ 3,408         $104,054
  Undistributed Net Investment Income (Loss)                                             242                --               --
  Undistributed Net Realized Gain (Loss)                                             (17,988)           (1,366)         (51,571)
  Net Unrealized Appreciation (Depreciation)                                          (3,951)              (63)          (7,904)
                                                                                ------------  ----------------  ---------------
  Net Assets                                                                        $ 57,458           $ 1,979         $ 44,579
                                                                                ============  ================  ===============
  Capital Shares Outstanding (Unlimited Number Authorized)                            10,147               320            6,131

Net Asset Value Per Share                                                           $   5.66           $  6.18         $   7.27
                                                                                ============  ================  ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                       (In Thousands, Except Per Share Amounts)

                                                                         Strong
                                                                        Overseas
                                                                          Fund
                                                                       ---------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $89,932)                            $  85,304
   Dividends and Interest Receivable                                          98
   Other Assets                                                               19
                                                                       ---------
   Total Assets                                                           85,421

Liabilities:
   Payable for Securities Purchased                                        1,033
   Payable for Fund Shares Redeemed                                           70
   Accrued Operating Expenses and Other Liabilities                           67
                                                                       ---------
   Total Liabilities                                                       1,170
                                                                       ---------
Net Assets                                                             $  84,251
                                                                       =========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                       $ 117,982
   Undistributed Net Investment Income (Loss)                                 --
   Undistributed Net Realized Gain (Loss)                                (29,107)
   Net Unrealized Appreciation (Depreciation)                             (4,624)
                                                                       ---------
   Net Assets                                                          $  84,251
                                                                       =========
   Capital Shares Outstanding (Unlimited Number Authorized)                9,693

Net Asset Value Per Share                                              $    8.69
                                                                       =========

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                  (In Thousands)

                                                                                  Strong Foreign      Strong
                                                                  Strong Asia    MajorMarkets(SM)  International
                                                                  Pacific Fund         Fund         Stock Fund
                                                                  ------------   ----------------  -------------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding
     taxes of $588, $5, and $111, respectively)                     $    855          $     43        $  1,057
   Dividends - Affiliated Issuers (net of foreign withholding
     taxes of $3, $0, and $0, respectively)                               27                --              --
   Interest                                                               90                 8              49
                                                                    --------          --------        --------
   Total Income                                                          972                51           1,106

Expenses:
   Investment Advisory Fees                                              473                22             432
   Administrative Fees                                                   189                 9             173
   Custodian Fees                                                        149                17              42
   Shareholder Servicing Costs                                           395                24             419
   Reports to Shareholders                                                67                16             152
   Professional Fees                                                      --                16               1
   Federal and State Registration Fees                                    42                17              28
   Other                                                                   3                 1              65
                                                                    --------          --------        --------
   Total Expenses before Expense Offsets                               1,318               122           1,312
   Expense Offsets (Note 4)                                              (73)              (65)           (101)
                                                                    --------          --------        --------
   Expenses, Net                                                       1,245                57           1,211
                                                                    --------          --------        --------
Net Investment Income (Loss)                                            (273)               (6)           (105)
Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:

     Investments                                                      (3,367)             (643)        (13,212)
     Forward Foreign Currency Contracts                                  (64)               --              --
     Foreign Currencies                                                    2                 1              15
                                                                    --------          --------        --------
     Net Realized Gain (Loss)                                         (3,429)             (642)        (13,197)
   Net Change in Unrealized Appreciation/Depreciation on:

     Investments                                                      (2,816)              220           1,579
     Forward Foreign Currency Contracts                                 (373)               --              --
     Foreign Currencies                                                    2                --               7
                                                                    --------          --------        --------
     Net Change in Unrealized Appreciation/Depreciation               (3,187)              220           1,586
                                                                    --------          --------        --------
Net Gain (Loss) on Investments                                        (6,616)             (422)        (11,611)
                                                                    --------          --------        --------
Net Increase (Decrease) in Net Assets Resulting from Operations     ($ 6,889)         ($   428)       ($11,716)
                                                                    ========          ========        ========

                       See Notes to Financial Statements.
                                                                              17

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                  (In Thousands)

                                                                      Strong
                                                                     Overseas
                                                                       Fund
                                                                     --------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding
    taxes of $75)                                                    $   772
  Interest                                                                98
                                                                      ------
  Total Income                                                           870

Expenses:
  Investment Advisory Fees                                               392
  Administrative Fees                                                    155
  Custodian Fees                                                          46
  Shareholder Servicing Costs                                            362
  Reports to Shareholders                                                 91
  Professional Fees                                                       36
  Federal and State Registration Fees                                     18
  Other                                                                    9
                                                                      ------
  Total Expenses before Expense Offsets                                1,109
  Expense Offsets (Note 4)                                              (174)
                                                                      ------
  Expenses, Net                                                          935
                                                                      ------
Net Investment Income (Loss)                                             (65)
Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                       (6,824)
    Foreign Currencies                                                     6
                                                                      ------
    Net Realized Gain (Loss)                                          (6,818)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                       (1,911)
    Foreign Currencies                                                     3
                                                                      ------
    Net Change in Unrealized Appreciation/Depreciation                (1,908)
                                                                      ------
Net Gain (Loss) on Investments                                        (8,726)
                                                                      ------
Net Increase (Decrease) in Net Assets Resulting from Operations      ($8,791)
                                                                      ======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              (In Thousands)

                                                                               Strong Asia                  Strong Foreign
                                                                               Pacific Fund              MajorMarkets(SM) Fund
                                                                      ------------------------------  ---------------------------
                                                                       Year Ended       Year Ended     Year Ended    Year Ended
                                                                      Dec. 31, 2002    Dec. 31, 2001  Dec. 31, 2002 Dec. 31, 2001
                                                                      -------------    -------------  ------------- -------------
Operations:
   Net Investment Income (Loss)                                        ($     273)      ($      79)     ($      6)    ($     1)
   Net Realized Gain (Loss)                                                (3,429)          (7,362)          (642)        (499)
   Net Change in Unrealized Appreciation/Depreciation                      (3,187)           3,655            220         (185)
                                                                       ----------       ----------      ---------     --------
   Net Increase (Decrease) in Net Assets Resulting from Operations         (6,889)          (3,786)          (428)        (685)
Distributions From Net Investment Income                                     (398)            (366)            --          (25)
Capital Share Transactions:
   Proceeds from Shares Sold                                              316,302          244,535          9,391        6,451
   Proceeds from Reinvestment of Distributions                                382              354             --           11
   Payment for Shares Redeemed                                           (290,085)        (259,070)       (11,995)      (3,527)
                                                                       ----------       ----------      ---------     --------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                            26,599          (14,181)        (2,604)       2,935
                                                                       ----------       ----------      ---------     --------
Total Increase (Decrease) in Net Assets                                    19,312          (18,333)        (3,032)       2,225
Net Assets:
   Beginning of Year                                                       38,146           56,479          5,011        2,786
                                                                       ----------       ----------      ---------     --------
   End of Year                                                          $  57,458        $  38,146       $  1,979      $ 5,011
                                                                       ==========       ==========      =========     ========

Undistributed Net Investment Income (Loss)                              $     242       ($     426)      $     --     ($     2)
Transactions in Shares of the Fund:
   Sold                                                                    47,853           38,400          1,324          790
   Issued in Reinvestment of Distributions                                     68               57             --            1
   Redeemed                                                               (43,946)         (40,207)        (1,647)        (433)
                                                                       ----------       ----------      ---------     --------
   Net Increase (Decrease) in Shares of the Fund                            3,975           (1,750)          (323)         358
                                                                       ==========       ==========      =========     ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                             (In Thousands)

                                                                    Strong International Stock Fund       Strong Overseas Fund
                                                                    -------------------------------  ------------------------------
                                                                       Year Ended     Year Ended      Year Ended       Year Ended
                                                                      Dec. 31, 2002  Dec. 31, 2001   Dec. 31, 2002    Dec. 31, 2001
                                                                      -------------  -------------   -------------    -------------
Operations:
  Net Investment Income (Loss)                                         ($    105)      $      50       ($     65)        $     38
  Net Realized Gain (Loss)                                               (13,197)          3,724          (6,818)          (7,367)
  Net Change in Unrealized Appreciation/Depreciation                       1,586         (24,648)         (1,908)             416
                                                                        --------       ---------       ---------         --------
  Net Increase (Decrease) in Net Assets Resulting from Operations        (11,716)        (20,874)         (8,791)          (6,913)
Distributions From Net Investment Income                                      --          (1,609)             --             (421)
Capital Share Transactions:
  Proceeds from Shares Sold                                              127,438         294,295         170,691           33,297
  Proceeds from Reinvestment of Distributions                                 --           1,471              --              409
  Payment for Shares Redeemed                                           (148,658)       (306,220)       (102,903)         (41,891)
                                                                        --------       ---------       ---------         --------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                           (21,220)        (10,454)         67,788           (8,185)
                                                                        --------       ---------       ---------         --------
Total Increase (Decrease) in Net Assets                                  (32,936)        (32,937)         58,997          (15,519)
Net Assets:
  Beginning of Year                                                       77,515         110,452          25,254           40,773
                                                                        --------       ---------       ---------         --------
  End of Year                                                           $ 44,579       $  77,515       $  84,251         $ 25,254
                                                                        ========       =========       =========         ========
Undistributed Net Investment Income (Loss)                              $     --       $      --       $      --         $     --
Transactions in Shares of the Fund:
  Sold                                                                    15,186          28,685          17,890            2,759
  Issued in Reinvestment of Distributions                                     --             162              --               37
  Redeemed                                                               (17,560)        (29,557)        (10,522)          (3,456)
                                                                        --------       ---------       ---------         --------
  Net Increase (Decrease) in Shares of the Fund                           (2,374)           (710)          7,368             (660)
                                                                        ========       =========       =========         ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Asia Pacific Fund (a series of Strong Asia Pacific Fund, Inc.)
     - Strong Foreign MajorMarkets(SM) Fund (a series of Strong International Equity Funds, Inc.)
     - Strong International Stock Fund (a series of Strong International Equity Funds, Inc.)
     - Strong Overseas Fund (a series of Strong International Equity Funds,
       Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Strong Asia Pacific Fund, Strong Foreign MajorMarkets(SM) Fund, Strong International Stock Fund and Strong Overseas Fund offer Investor Class shares, which are available to the general public.

     After the close of business on December 31, 2002, Strong Overseas Fund implemented a multi-class structure whereby the Fund is authorized to offer two classes of shares: Investor Class and Institutional Class. Shares outstanding prior to December 31, 2002 are designated as Investor Class shares. Institutional Class shares are available only to investors that meet certain minimum account sizes.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear costs, if any, associated with the disposition of restricted and illiquid securities. The aggregate cost and fair value of restricted and illiquid securities held at December 31, 2002 are as follows:

                                            Aggregate    Aggregate   Percent of
                                               Cost     Fair Value   Net Assets
                                            ---------   ----------   ----------
          Strong Asia Pacific Fund          $ 447,154   $  272,201      0.5%
          Strong International Stock Fund     635,000           --      0.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
December 31, 2002

(D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

(E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

(G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

(L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

(M) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

--------------------------------------------------------------------------------

     (N) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in the Deutsche Daily Assets Fund. At December 31, 2002, the Funds had no securities on loan.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Funds. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are paid at a rate of $27 for each open shareholder account and $4.20 for each closed shareholder account. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2002 is as follows:

                                                     Payable to/
                                                  (Receivable from)    Shareholder Servicing  Transfer Agency    Unaffiliated
                                             Advisor or Administrator    and Other Expenses       Banking          Directors'
                                                  at Dec. 31, 2002     Paid to Administrator  Charges/(Credits)       Fees
                                             ------------------------  ---------------------  -----------------  ------------
     Strong Asia Pacific Fund                     $     41,688             $       396,087         $   3,140        $  1,169
     Strong Foreign MajorMarkets/SM/ Fund                1,539                      24,422               352             697
     Strong International Stock Fund                    27,625                     419,023             3,915           1,730
     Strong Overseas Fund                               39,738                     362,560             4,242             985

     At December 31, 2002, the Advisor owns 34.0% of Strong Foreign MajorMarkets/SM/ Fund.

4.   Expense Offsets

     For the year ended December 31, 2002, the expense offsets are as follows:

                                                   Expense
                                                 Waivers and     Directed
                                                 Absorptions    Brokerage   Earnings
                                                 by Advisor      Credits    Credits
                                                 -----------    ---------   --------
     Strong Asia Pacific Fund                  ($  58,941)    ($13,894)    ($ 389)
     Strong Foreign MajorMarkets/SM/ Fund         (65,139)        (192)       (61)
     Strong International Stock Fund             (101,317)          --        (36)
     Strong Overseas Fund                        (170,047)      (4,000)       (20)

--------------------------------------------------------------------------------
December 31, 2002

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except for Strong Foreign MajorMarkets(SM) Fund, had minimal borrowings under the LOC during the year. During the year ended December 31, 2002, the Strong Foreign Major Markets(SM) Fund had an outstanding average daily balance of $8,493 under the LOC. The maximum amount outstanding during the year was $300,000. Interest expense amounted to $173 for the year ended December 31, 2002. At December 31, 2002, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002, are as follows:


                                                 Purchases          Sales
                                              --------------    --------------

     Strong Asia Pacific Fund                 $  111,025,290    $   89,754,274
     Strong Foreign MajorMarkets(SM) Fund          2,991,927         4,731,676
     Strong International Stock Fund              28,048,617        39,901,497
     Strong Overseas Fund                         84,831,199        20,863,206

     There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2002:

                                                                                        Net Unrealized
                                                             Gross          Gross       Appreciation/   Distributable  Distributable
                                             Cost of      Unrealized     Unrealized    (Depreciation)     Ordinary       Long-Term
                                           Investments   Appreciation  (Depreciation)  on Investments      Income      Capital Gains
                                          -------------  ------------  --------------  --------------   -------------  -------------
     Strong Asia Pacific Fund             $  59,751,117  $  4,435,432  ($  8,600,095)  ($  4,164,663)        --              --
     Strong Foreign MajorMarkets(SM) Fund     2,114,676        30,883       (168,053)       (137,170)        --              --
     Strong International Stock Fund         52,672,106     1,095,022     (9,620,046)     (8,525,024)        --              --
     Strong Overseas Fund                    90,136,344     2,923,937     (7,756,060)     (4,832,123)        --              --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002 and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                          2002 Income Tax Information                   2001 Income Tax Information
                                           ---------------------------------------------------------   -----------------------------
                                             Ordinary       Long-Term     Net Capital                    Ordinary        Long-Term
                                              Income      Capital Gains      Loss       Post-October      Income       Capital Gains
                                           Distributions  Distributions   Carryovers       Losses      Distributions   Distributions
                                           -------------  -------------   -----------   ------------   -------------   -------------
     Strong Asia Pacific Fund               $   398,153         --       $  15,896,056  $  1,634,502   $     365,736         --
     Strong Foreign MajorMarkets(SM) Fund            --         --           1,280,601        11,516          24,940         --
     Strong International Stock Fund                 --         --          50,370,609       585,630       1,609,222         --
     Strong Overseas Fund                            --         --          28,274,081       628,574         421,306         --

     For corporate shareholders in the Funds, no ordinary dividend income distributed for the year ended December 31, 2002 qualified for the dividends-received deduction (unaudited).

--------------------------------------------------------------------------------

8. Investments in Affiliates

   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2002 is as follows:

                                                                                                            Investment
                                      Balance of       Gross        Gross Sales   Balance of       Value      Income       Realized
                                     Shares Held     Purchases         and        Shares Held     Dec. 31, Jan. 1, 2002-     Loss
                                     Jan. 1, 2002  and Additions    Reductions   Dec. 31, 2002     2002    Dec. 31, 2002   on Sales
                                    -------------- --------------  ------------ ---------------  --------- -------------- ----------
   Strong Asia Pacific Fund
   ------------------------
   Dickinson Legg Group PLC                   --     2,146,498             --      $2,146,498   $ 1,314,288           --   $     --
   Thai Airways Intl Fgn Rg                   --       850,000             --         850,000       628,917      $26,636         --
   BMC Media, Ltd.                     5,300,000            --      5,300,000              --            --           --    370,348
   Strong International Stock Fund
   -------------------------------
   Connemara Green Marble Quarries
     PLC                                 254,000            --             --         254,000            --           --         --

9. Special Meeting of Shareholders of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund

   On November 8, 2002, the Strong Foreign MajorMarkets(SM) Fund's and Strong International Stock Fund's Board of Directors approved the reorganization of each of the Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund into the Strong Overseas Fund, subject to shareholder approval at a meeting scheduled for February 28, 2003. Effective November 29, 2002, the Strong Foreign MajorMarkets(SM) Fund was closed to new investors. Effective February 8, 2002, the Strong International Stock Fund was closed to new investors.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                             -----------------------------------------------------------------------
                                                               Dec. 31,     Dec. 31,      Dec. 31,     Oct. 31,  Oct. 31, Oct. 31,
Selected Per-Share Data/(a)/                                     2002         2001        2000/(b)/     2000      1999     1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $  6.18       $ 7.13        $ 7.79       $ 9.62    $ 5.43   $ 7.35
Income From Investment Operations:
   Net Investment Income (Loss)                                  (0.00)/(c)/  (0.06)        (0.00)/(c)/  (0.19)     0.05     0.07
   Net Realized and Unrealized Gains (Losses) on Investments     (0.48)       (0.83)        (0.30)       (1.24)     4.14    (1.90)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (0.48)       (0.89)        (0.30)       (1.43)     4.19    (1.83)
Less Distributions:
   From Net Investment Income                                    (0.04)       (0.06)        (0.36)       (0.40)       --    (0.07)
   In Excess of Net Investment Income                               --           --            --           --        --    (0.02)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.04)       (0.06)        (0.36)       (0.40)       --    (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  5.66       $ 6.18        $ 7.13       $ 7.79    $ 9.62   $ 5.43
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                   -7.8%       -12.5%         -3.8%       -16.2%    +77.2%   -25.1%
   Net Assets, End of Period (In Millions)                     $    57       $   38        $   56       $   57    $  103   $   22
   Ratio of Expenses to Average Net Assets before Expense          2.3%         2.4%          2.0%*        1.7%      2.0%     2.0%
   Offsets
   Ratio of Expenses to Average Net Assets                         2.0%         2.0%          2.0%*        1.7%      1.7%     2.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets   (0.4%)        (0.2%)        (0.3%)*      (0.3%)     0.2%     1.1%
      Portfolio Turnover Rate                                    158.9%       165.5%         22.9%       181.5%    206.1%   192.9%

STRONG FOREIGN MAJOR MARKETS(SM) FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                             -----------------------------------------------------------------------
                                                               Dec. 31,     Dec. 31,      Dec. 31,   Oct. 31,  Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                     2002         2001        2000/(b)/   2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $  7.79       $ 9.78        $10.14       $11.78    $ 9.31   $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                  (0.02)        0.01         (0.01)       (0.06)     0.03    (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments     (1.59)       (1.96)        (0.35)       (0.52)     2.44    (0.68)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (1.61)       (1.95)        (0.36)       (0.58)     2.47    (0.69)
Less Distributions:
   From Net Investment Income                                       --        (0.04)           --        (0.03)       --       --
   From Net Realized Gains                                          --           --            --        (1.03)       --       --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              --        (0.04)           --        (1.06)       --       --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  6.18       $ 7.79        $ 9.78       $10.14    $11.78   $ 9.31
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                  -20.7%       -19.9%         -3.6%        -6.9%    +26.5%    -6.9%
   Net Assets, End of Period (In Millions)                     $     2       $    5        $    3       $    3    $    2   $    1
   Ratio of Expenses to Average Net Assets before Expense          4.3%         4.4%          2.0%*        2.0%      2.0%     2.0%*
   Offsets
   Ratio of Expenses to Average Net Assets                         2.0%         2.0%          2.0%*        2.0%      2.0%     2.0%*
   Ratio of Net Investment Income (Loss) to Average Net           (0.2%)       (0.0%)/(c)/   (0.8%)*     (0.6%)      0.2%    (0.5%)*
   Assets
   Portfolio Turnover Rate                                       121.3%       131.4%         23.6%       143.9%    144.5%    16.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from October to December.
(c)  Amount calculated is less than $0.005 or 0.05%.
(d)  For the period from June 30, 1998 (inception) to October 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                                                          Year Ended
                                                             -----------------------------------------------------------------------
                                                              Dec. 31,   Dec. 31,     Dec. 31,    Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                    2002       2001       2000/(b)/     2000       1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 9.11    $11.99        $13.38      $12.99     $ 8.95    $11.99

Income From Investment Operations:
   Net Investment Income (Loss)                                 (0.02)    (0.00)/(c)/   (0.02)      (0.13)     (0.09)     0.00/(c)/
   Net Realized and Unrealized Gains (Losses) on Investments    (1.82)    (2.69)        (1.37)       0.52       4.19     (2.48)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (1.84)    (2.69)        (1.39)       0.39       4.10     (2.48)

Less Distributions:
   From Net Investment Income                                      --     (0.19)           --          --         --      0.00/(c)/
   In Excess of Net Investment Income                              --        --            --          --      (0.06)    (0.30)
   From Net Realized Gains                                         --        --            --          --         --     (0.26)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             --     (0.19)           --          --      (0.06)    (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 7.27    $ 9.11        $11.99      $13.38     $12.99    $ 8.95
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 -20.2%    -22.4%        -10.4%       +3.0%     +46.0%    -21.4%
   Net Assets, End of Period (In Millions)                     $   45    $   78        $  110      $  123     $  112    $   96
   Ratio of Expenses to Average Net Assets before Expense
     Offsets                                                      2.2%      2.0%          1.7%*       1.6%       1.8%      1.9%
   Ratio of Expenses to Average Net Assets                        2.1%      2.0%          1.7%*       1.6%       1.8%      1.9%
   Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                      (0.2%)     0.1%         (1.1%)*     (0.7%)     (0.7%)    (0.1%)
   Portfolio Turnover Rate                                       51.2%    179.2%         12.8%      100.2%      84.9%    228.2%

STRONG OVERSEAS FUND
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                             -----------------------------------------------------------------------
                                                              Dec. 31,   Dec. 31,    Dec. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                    2002       2001      2000/(b)/     2000        1999      1998/(d)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.86     $13.66      $15.17      $14.37      $ 8.20      $10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                 (0.01)      0.01       (0.03)      (0.04)      (0.08)      (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments    (2.16)     (2.63)      (1.48)       0.84        6.25       (1.78)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (2.17)     (2.62)      (1.51)       0.80        6.17       (1.80)

Less Distributions:
   From Net Investment Income                                      --      (0.18)         --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             --      (0.18)         --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 8.69     $10.86      $13.66      $15.17      $14.37      $ 8.20
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 -20.0%     -19.2%      -10.0%       +5.6%      +75.2%      -18.0%
   Net Assets, End of Period (In Millions)                     $   84     $   25      $   41      $   45      $    7      $    3
   Ratio of Expenses to Average Net Assets before Expense
     Offsets                                                      2.1%       2.5%        1.9%*       1.8%        2.0%        2.0%*
   Ratio of Expenses to Average Net Assets                        1.8%       1.9%        1.9%*       1.7%        2.0%        2.0%*
   Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                      (0.1%)      0.1%       (1.3%)*     (0.3%)      (0.9%)      (0.7%)*
   Portfolio Turnover Rate                                       45.9%     169.2%       12.8%      116.6%      106.4%       59.5%

 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December.
(c) Amount calculated is less than $0.005.
(d) For the period from June 30, 1998 (inception) to October 31, 1998.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Asia Pacific Fund (a series of Strong Asia Pacific Fund, Inc.), Strong Foreign MajorMarkets(SM) Fund, Strong International Stock Fund, and Strong Overseas Fund (three of the series of Strong International Equity Funds, Inc.) (all four collectively constituting Strong International Equity Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30270 03-03


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


[STRONG LOGO]